                                                         Dated: December 1, 1995
                                                    Last Amended: March 13, 2001

                                   Form of
                                  SCHEDULE A
                                    TO THE
                            DISTRIBUTION AGREEMENT
                         BETWEEN FIFTH THIRD FUNDS AND
                    BISYS FUND SERVICES LIMITED PARTNERSHIP

         Name of Fund
         ------------

Fifth Third Government Money Market Fund
Fifth Third Prime Money Market Fund
Fifth Third U.S. Treasury Money Market Fund
Fifth Third U.S. Government Securities Fund
Fifth Third Quality Bond Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Fund
Fifth Third Balanced Fund
Fifth Third International Equity Fund
Fifth Third Equity Income Fund
Fifth Third Bond Fund for Income
Fifth Third Municipal Bond Fund
Fifth Third Pinnacle Fund
Fifth Third Tax Exempt Money Market Fund
Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Technology Fund
Fifth Third Strategic Income Fund
Fifth Third Worldwide Fund
Fifth Third Microcap Value Fund
Fifth Third Multicap Value Fund

                                               FIFTH THIRD FUNDS

                                               By:
                                                  -----------------------
                                               Title: Vice President

                                               BISYS FUND SERVICES LIMITED
                                               PARTNERSHIP

                                               By:  BISYS Fund Services, Inc.
                                                    General Partner

                                               By:
                                                   ----------------------------
                                               Title: Executive Vice President

                                                         Dated: December 1, 1995
                                                    Last Amended: March 13, 2001

                                   Form of
                                  SCHEDULE B
                                    TO THE
                            DISTRIBUTION AGREEMENT
                         BETWEEN FIFTH THIRD FUNDS AND
                    BISYS FUND SERVICES LIMITED PARTNERSHIP

                         Name of Fund and Class Share
                         ----------------------------

Class A Shares
--------------
Fifth Third Prime Money Market Fund
Fifth Third Government Money Market Fund
Fifth Third U.S. Government Securities Fund
Fifth Third Quality Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Fund
Fifth Third Balanced Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third International Equity Fund
Fifth Third Equity Income Fund
Fifth Third Bond Fund For Income
Fifth Third Municipal Bond Fund
Fifth Third Pinnacle Fund
Fifth Third Tax Exempt Money Market Fund
Fifth Third Technology Fund
Fifth Third Microcap Value Fund
Fifth Third Multicap Value Fund

Class B Shares
--------------
Fifth Third U.S. Government Securities Fund
Fifth Third Quality Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Fund
Fifth Third Balanced Fund
Fifth Third International Equity Fun
Fifth Third Equity Income Fund
Fifth Third Pinnacle Fund
Fifth Third Technology Fund
Fifth Third Prime Money Market Fund
Fifth Third Bond Fund for Income
Fifth Third Municipal Bond Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third Multicap Value Fund
Fifth Third Microcap Value Fund

Class C Shares
--------------
Fifth Third U.S. Government Securities Fund

Fifth Third Quality Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Fund
Fifth Third Balanced Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third International Equity Fund
Fifth Third Equity Income Fund
Fifth Third Bond Fund for Income
Fifth Third Municipal Bond Fund
Fifth Third Pinnacle Fund
Fifth Third Technology Fund
Fifth Third Microcap Value Fund
Fifth Third Multicap Value Fund

                                               FIFTH THIRD FUNDS

                                               By:
                                                  ------------------------
                                               Title: Vice President

                                               BISYS FUND SERVICES LIMITED
                                               PARTNERSHIP

                                               By:  BISYS Fund Services, Inc.
                                                    General Partner

                                               By:
                                                   ----------------------------
                                               Title: Executive Vice President

                                                         Dated: December 1, 1995
                                                    Last Amended: March 13, 2001

                                   Form of
                                  SCHEDULE C
                                    TO THE
                            DISTRIBUTION AGREEMENT
                         BETWEEN FIFTH THIRD FUNDS AND
                    BISYS FUND SERVICES LIMITED PARTNERSHIP

    Name of Fund
    ------------

Fifth Third Quality Bond Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Fund
Fifth Third Balanced Fund
Fifth Third International Equity Fund
Fifth Third Equity Income Fund
Fifth Third Bond Fund for Income
Fifth Third Municipal Bond Fund
Fifth Third Pinnacle Fund
Fifth Third U.S. Government Securities Fund
Fifth Third Technology Fund
Fifth Third Microcap Value Fund
Fifth Third Multicap Value Fund

                                               FIFTH THIRD FUNDS

                                               By:
                                                  ------------------------
                                               Title: Vice President

                                               BISYS FUND SERVICES LIMITED
                                               PARTNERSHIP

                                               By:  BISYS Fund Services, Inc.
                                                    General Partner

                                               By:
                                                   ----------------------------
                                               Title: Executive Vice President